SCHEDULE 14C INFORMATION

     Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

         Check the appropriate box:

         [ X ]  Preliminary Information Statement

         [   ]  Confidential, for Use of the Commission Only
                (as permitted by Rule 14c-5(d)(2))

         [   ]  Definitive Information Statement

                                THE FLEX-PARTNERS
                (Name of Registrant as Specified in its Charter)

     Payment of filing fee (Check the appropriate box):

         [ X ]  No Fee Required
         [   ]  Fee computed on table below per Exchange Act Rules 14c-5(g)
                and 0-11

               (1) Title of each class of securities to which transaction applies:

               (2)  Aggregate number of securities to which transaction applies:

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               (4)  Proposed maximum aggregate value of transaction:

               (5)  Total fee paid:

         [   ]  Fee paid previously with preliminary materials.

         [   ]  Check box if any part of the fee is offset as provided by
                Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:

               (2)  Form, Schedule or Registration No.

               (3)  Filing Party

               (4)  Date Filed

                               THE FLEX-PARTNERS'
                                CORE EQUITY FUND
                               6000 MEMORIAL DRIVE
                               DUBLIN, OHIO 43017
                                 (800) 494-FLEX

                              INFORMATION STATEMENT

                                  MAY __, 1998

TO THE SHAREHOLDERS:

     The Flex-Partners is a family of mutual funds organized as a Massachusetts business trust (the "Trust"). The Core Equity Fund (the "Fund"), a series of the Trust, is a multi-managed, diversified open-end investment management company known as a mutual fund. The Fund's objective is to seek capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Neither the Trust nor the Fund has an investment adviser because the Trust seeks to achieve the investment objective of the Fund by investing all of its investable assets in the Growth Stock Portfolio (the "Portfolio"), a corresponding open-end management company having the same investment objective as the Fund. Assets of the Portfolio representing each of the industry sectors of the S&P 500 are managed by one or more sub-subadvisers.

     On February 8, 1997, at a regular meeting of the Board of Trustees of the Portfolio, the Trustees approved a new sub-subadvisory agreement for the Portfolio, subject to the Fund and the Portfolio's receipt of a certain exemptive order from the Securities and Exchange Commission ("SEC"). The exemptive order was issued by the SEC on February 10, 1998 and permits the Portfolio's subadviser to hire new sub-subadvisers and to make certain changes to existing sub-subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval. The new sub-subadvisory agreement approved by the Board of Trustees was entered into among the Portfolio; Sector Capital Management, L.L.C., the Portfolio's subadviser (the "Subadviser"); and Alliance Capital Management L.P. ("Alliance"). Alliance assumed investment advisory responsibility for the health sector of the Portfolio on February 10, 1998.

     On March 26, 1998, at a regular meeting of the Board of Trustees of the Portfolio, the Trustees approved a new sub-subadvisory agreement for the Portfolio. The new sub-subadvisory agreement approved by the Board of Trustees was entered into among the Portfolio, the Subadviser, and Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper assumed investment advisory responsibility for the finance sector of the Portfolio on March 26, 1998.

     This information statement informs you of the circumstances surrounding the Board's approval of each new sub-subadvisory agreement and provides you with an overview of their terms.

                                               By order of the Board

                                               /s/ Donald F. Meeder
                                               ----------------------------
                                               Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

                               THE FLEX-PARTNERS'
                                CORE EQUITY FUND
                               6000 MEMORIAL DRIVE
                               DUBLIN, OHIO 43017
                                 (800) 494-FLEX

                              INFORMATION STATEMENT

                                  MAY __, 1998

                               GENERAL INFORMATION

     This information statement is being furnished to the shareholders of the Core Equity Fund in lieu of a proxy statement, pursuant to the terms of an exemptive order the Fund and the Portfolio received from the SEC. The exemptive order permits the Portfolio's subadviser to hire new sub-subadvisers and to make certain changes to existing sub-subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

     The Trust is an open-end management investment company organized as a Massachusetts business trust on June 22, 1992. The Trust's offices are at 6000 Memorial Drive, Dublin, Ohio 43017.

     We are providing shareholders of the Fund as of May __, 1998 with the information statement. This information statement relates to the approval by the Trustees of two new sub-subadvisory agreements (the "Sub-subadvisory Agreements"), one of which is dated February 10, 1998 among the Portfolio, the Subadviser, and Alliance; and the other of which is dated March 26, 1998 among the Portfolio, the Subadviser, and Scudder Kemper. Alliance assumed its sub-subadvisory duties with respect to the Portfolio on February 10, 1998, and Scudder Kemper assumed its sub-subadvisory duties with respect to the Portfolio on March 26, 1998. The Trustees, including a majority of the Trustees who were not parties to the Sub-subadvisory Agreements and were not interested persons of those parties (as defined in the Investment Company Act of 1940), approved the Sub-subadvisory Agreements on February 8, 1997 (Alliance) and March 26, 1998 (Scudder Kemper). The material terms of each new Sub-subadvisory Agreement are substantially the same as those of the sub-subadvisory agreements entered into with the Portfolio's other sub-subadvisers (each a "Sub-subadviser" and collectively, the "Sub-subadvisers"). The sub-subadvisory agreements with the Sub-subadvisers were last approved by the Trustees, on September 23, 1996, and by the shareholders of the Fund on July 31, 1997. The form of the Sub-subadvisory Agreements with Alliance and Scudder Kemper is set forth as Exhibit A to this information statement.

     The Fund will pay for the costs associated with preparing and distributing this information statement, which will be mailed on or about May ____, 1998.

THE MANAGER

     R. Meeder & Associates, Inc. (the "Manager") was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager serves the Portfolio pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Portfolio's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio business, other than accounting services and services that are provided by the Portfolio's custodian, transfer agent, independent accountants, and legal counsel. As of March 31, 1998, the Manager served as the investment adviser to six open-end investment companies with aggregate assets of approximately $918.4 million.

THE SUBADVISER

     Sector Capital Management, L.L.C. (the "Subadviser"), 5350 Poplar Avenue, Suite 490, Memphis, Tennessee 38119, serves as the Portfolio's subadviser under an investment subadvisory agreement among the Portfolio, the Manager and the Subadviser. The Subadviser furnishes investment advisory services in connection with the management of the Portfolio.

     The Subadviser and the Portfolio have entered into a Sub-subadvisory Agreement with each Sub-subadviser selected for the Portfolio. It is the Subadviser's responsibility to select, subject to the review and approval of the Board of Trustees, the Sub-subadvisers who have distinguished themselves by able performance in respective areas of expertise in sector management and to review their continued performance. Components of the Subadviser's selection process include evaluating the investment strategy employed to produce favorable results, evaluating such performance against a universe of sector benchmarks, and meeting with selected investment managers to confirm the selection process. In addition, it is the Subadviser's responsibility to categorize publicly traded domestic stocks into a specific industry sector.

THE SUB-SUBADVISERS

     Currently, the Subadviser has identified ten industry sectors for the S&P 500 and has selected a Sub-subadviser to manage each sector. Each Sub-subadviser manages those assets of the Portfolio that are allocated to its industry sector(s).

     The Manager and the Subadviser have the ultimate responsibility for the investment performance of the Portfolio due to the Manager's responsibility to oversee the Subadviser and the Subadviser's responsibility to oversee the Sub-subadvisers and recommend their hiring, termination and replacement.

THE ADMINISTRATOR

     The Administrator of the Fund is Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017.

THE UNDERWRITER

     The Underwriter of the Fund is Adviser Dealer Services, Inc., 6000 Memorial Drive, Dublin, Ohio 43017.

SHAREHOLDER REPORTS

     The Trust's most recent annual report for the fiscal year ended December 31, 1997 has previously been sent to shareholders and may be obtained without charge by writing the Trust at P.O. Box

     7177, Dublin, Ohio 43017 or by calling (800) 494-3539.

SHAREHOLDINGS

     As of March 31, 1998, the total net asset value of Class A Shares of the Fund was approximately $408,000, and there were 28,600.176 shares of the Fund outstanding. As of March 31, 1998, the total net asset value of Class C Shares of the Fund was approximately $493,000, and there were 34,573.602 shares of the Fund outstanding.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of April 1, 1998, the only persons known by the Trust to be the beneficial owners of more than five percent of the outstanding shares of the Fund:

TITLE                                             NUMBER OF SHARES      PERCENT
OF CLASS       NAME & ADDRESS                     BENEFICIALLY OWNED    OF CLASS

Class A        William G. Kelley                       10,563.657        36.9%
               & Lois E. Kelley JTWROS
               c/o R. Meeder & Associates, Inc.
               P.O. Box 7177
               Dublin, Ohio 43017

Class A        Morgan Keegan & Co., Inc. c/f            2,102.578         7.4%
               Lydia S. Teague
               426 Kimberly Drive
               Clarksville, Tennessee 37043

Class A        Star Bank, N.A. Cincinnati c/f           8,050.789        28.1%
               Robert S. Meeder, Sr.
               c/o R. Meeder & Associates, Inc.
               P.O. Box 7177
               Dublin, Ohio 43017

Class C        R. Meeder & Associates, Inc.             3,987.490        11.5%
               Employee Salary Savings Plan
               Robert S. Meeder, Jr., Trustee
               P.O. Box 7177
               Dublin, Ohio 43017

Class C        Christopher L. Becker                    1,753.005         5.1%
               & Linda K. Becker
               16319 Audobon Village Drive
               Grover, Missouri 63040

Class C        Star Bank N.A. Cincinnati c/f            1,784.582         5.2%
               Francis L Dubose
               769 Linlen Avenue
               Mobile, Alabama 36609

Class C        Julius E. Beard                          1,920.320         5.6%
               P.O. Box 74
               Semmes, Alabama 36575

OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of April 1, 1998, the beneficial ownership of the Fund by each executive officer and trustee of the Trust who owns shares and by all officers and directors as a group:

TITLE                                             NUMBER OF SHARES      PERCENT
OF CLASS       NAME & ADDRESS                     BENEFICIALLY OWNED(1) OF CLASS

Class A        Robert S. Meeder, Sr.*                  8,050.789          28.1%

Class C        Donald F. Meeder*                       1,207.066(2)        3.5%

Class C        Robert S. Meeder, Jr.*                  7,322.313(2)(3)    21.2%

Class C        Philip A. Voelker*                        804.771           2.3%

Class C        All trustees and officers as a group    9,334.150          27.0%
               (16 in group)

* 6000 Memorial Drive, Dublin, Ohio 43017.

(1) Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.

(2) Also includes 1,207.066 shares for Mr. Donald F. Meeder held in the R. Meeder & Associates, Inc. Employer and Employee Savings Plan. Prior to the distribution of Fund shares from this plan to the participants, voting power for the shares allocated to the accounts of participants is held by Robert S. Meeder, Jr, Robert D. Baker, Ruth A. Kirkpatrick, and Linda C. Moran, as trustees of the plan.

(3) Includes 5,476.132 shares owned by the R. Meeder & Associates, Inc. Employer and Employee Savings Plan, for which Robert S. Meeder, Jr. serves as a trustee.

                         NEW SUB-SUBADVISORY AGREEMENTS

     On February 8, 1997, the Trustees, including a majority of the Trustees who are not parties to the Sub-subadvisory Agreement with Alliance or interested persons of such parties (as defined in the Investment Company Act), unanimously approved the Sub-subadvisory Agreement with Alliance and the selection of Alliance as a Sub-subadviser. On March 26, 1998, the Trustees, including a majority of the Trustees who are not parties to the Sub-subadvisory Agreement with Scudder Kemper or interested persons of such parties (as defined in the Investment Company Act of 1940), unanimously approved the Sub-subadvisory Agreement with Scudder Kemper and the selection of Scudder Kemper as a Sub-subadviser.

     Each Sub-subadvisory Agreement contains substantially the same terms and conditions as the sub-subadvisory agreements with the Portfolio's other sub-subadvisers. See "Terms of Sub-subadvisory Agreements," below.

     Section 15 of the Investment Company Act of 1940 requires that a majority of the Portfolio's outstanding voting securities approve each Sub-subadvisory Agreement. However, on February 10, 1998, the SEC issued an order granting the Portfolio and the Manager exemptive relief from the requirements of Section 15. According to the SEC's order, which is subject to a number of conditions, the Subadviser may now enter into sub-subadvisory agreements on behalf of the Portfolio without receiving prior shareholder approval. Thus, execution and implementation of each Sub-subadvisory Agreement did not require shareholder consent.

BOARD CONSIDERATION OF SUB-SUBADVISORY AGREEMENTS

     At a regular meeting of the Board, at which all of the Trustees of the Portfolio were in attendance, the Board of Trustees considered and unanimously approved the Sub-subadvisory Agreement with Alliance on February 8, 1997, subject to the Fund and the Portfolio's receipt of the SEC's exemptive order. At a regular meeting of the Board, at which a majority of the Trustees of the Portfolio were in attendance, the Board of Trustees considered and unanimously approved the Sub-subadvisory Agreement with Scudder Kemper on March 26, 1998. In considering approval of each Sub-subadvisory Agreement, the Trustees, including the non-interested Trustees, considered whether approval of each Sub-subadvisory Agreement was in the best interests of the Portfolio and the shareholders of the Trust. At each meeting, the Trustees reviewed the provisions of the Sub-subadvisory Agreements, including the services to be performed by the Subadviser, Alliance and Scudder Kemper; the compensation to be paid by the Manager to the Subadviser for these services; the compensation to be paid by the Subadviser to Alliance and Scudder Kemper for their services; and the initial term, renewal, termination, and other material provisions of each Sub-subadvisory Agreement. The Board also considered the nature, quality and extent of services expected to be provided to the Portfolio by Alliance and Scudder Kemper, as well as their reputations in the asset management industry.

     Based upon their review, the Trustees concluded that each Sub-subadvisory Agreement was reasonable, fair, and in the best interests of the Portfolio and the shareholders of the Trust, and that the fee provided in each Sub-subadvisory Agreement was fair and reasonable. Accordingly, and after consideration of the above factors and such other factors and information as they deemed relevant, the Trustees, including the non-interested Trustees, unanimously approved each Sub-subadvisory Agreement.

INFORMATION CONCERNING ALLIANCE

     Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105, began managing the health sector of the Portfolio on February 10, 1998. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 1997 totaling approximately $218.7 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Alliance. Mr. Edelman, who has fourteen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division.

     Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and conducts no other active business. As of March 1, 1998, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 56.8% of the outstanding Units of Alliance. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of Equitable. Equitable, a New York life insurance company, had total assets as of December 31, 1997 of approximately $82 billion. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated, a Delaware corporation ("ECI"), whose shares are publicly traded on the New York Stock Exchange.

     As of March 1, 1998, AXA and its subsidiaries owned approximately 59% of the issued and outstanding shares of the common stock of ECI. ECI owns all of the shares of Equitable.

     Based on information provided by AXA, on March 1, 1998, approximately 21.4% of the issued ordinary shares (representing 30.2% of the voting power) of AXA were controlled directly and indirectly by Finaxa, a French holding company. As of March 1, 1998, 62.0% of the shares (representing 74.0% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 35.5% of the shares, representing 42.2% of the voting power), and 23.1% of the shares of Finaxa (representing 14.4% of the voting power) were owned by Banque Paribas, a French bank ("Paribas"). Including the ordinary shares owned by Finaxa, on March 1, 1998, the Mutuelles AXA directly or indirectly controlled approximately 24.7% of the issued ordinary shares (representing 34.8% of the voting power) of AXA. Acting as a group, the Mutuelles AXA control AXA and Finaxa.

     Alliance does not manage any other mutual funds having an investment objective similar to that of the Fund. Exhibit B lists the officers and directors of Alliance.

INFORMATION CONCERNING SCUDDER KEMPER

     The finance sector of the Portfolio was previously managed by Dreman Value Advisors, Inc. ("Dreman"). The sub-subadvisory agreement with Dreman was last approved by the Trustees on September 23, 1996, and by the shareholders of the Fund on July 31, 1997. Dreman has experienced a change of ownership, however, due to its recent merger with Scudder, Stevens & Clark, Inc. Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10017, is the successor by merger to Dreman. Under the Investment Company Act of 1940, Dreman's merger has resulted in the "assignment" and termination of the sub-subadvisory agreement, effective December 31, 1996, among the Portfolio, the Subadviser, and Dreman. Therefore, the Portfolio and Subadviser entered into a new sub-subadvisory agreement with Scudder Kemper, which contains substantially the same terms and conditions as the sub-subadvisory agreement with Dreman.

     Scudder Kemper Investments, Inc., began managing the finance sector of the Portfolio on March 26, 1998. Scudder Kemper is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions for more than seventy years. As of January 31, 1998, Scudder Kemper held discretionary investment authority over approximately $210 billion of assets. Scudder Kemper is approximately 70% owned by Zurich Insurance Company, with the balance owned by Scudder Kemper's officers and employees. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Scudder Kemper. Mr. Kay has been associated with Scudder Kemper since 1993. From 1990 to 1993, Mr. Kay was an associate with J.S. Eliezer, a management consulting firm serving primarily the media industry.

     Scudder Kemper does not manage any other mutual funds having an investment objective similar to that of the Fund. Exhibit C lists the officers and directors of Scudder Kemper.

TERMS OF THE SUB-SUBADVISORY AGREEMENTS

     Under the terms of each Sub-subadvisory Agreement, Alliance and Scudder Kemper are compensated by the Subadviser at an annual rate of .25% of the Portfolio's average daily net assets assigned to each of them, the same fee that is paid to each of the other sub-subadvisers of the Portfolio. Each Sub-subadvisory Agreement provides that, subject to the supervision of the Board of Trustees, the Manager and the Subadviser, Alliance and Scudder Kemper are responsible for the day-to-day management of the health sector and finance sector, respectively, of the Portfolio, in accordance with the investment objectives and policies of the Portfolio as reflected in the current Prospectus and Statement of Additional Information of the Trust and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act of 1940, both Alliance and Scudder Kemper maintain, keep current and preserve on behalf of the Portfolio all books and records relating to the transactions they execute, and render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

     DURATION AND TERMINATION. Each Sub-subadvisory Agreement will remain in full force and effect for a period of two years from its effective date, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act of 1940) of the Portfolio, or by the Board of Trustees, including the approval by a majority of non-interested Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each Sub-subadvisory Agreement may be terminated at any time, upon thirty days prior written notice to the other parties thereto, without the payment of any penalty, by vote of the Board of Trustees, the Subadviser, Alliance or Scudder Kemper (as applicable), or by vote of a majority of the outstanding voting securities of the Portfolio, and (2) each Sub-subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act of 1940).

     LIABILITY. Each Sub-subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations thereunder, each of Alliance and Scudder Kemper (as applicable) will not be liable for any act or omission in connection with its activities as sub-subadviser to the Portfolio.

                              SHAREHOLDER PROPOSALS

     As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act of 1940 or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.


                                             /s/ Donald F. Meeder
                                             -----------------------
                                             Donald F. Meeder
                                             Secretary

Dated:  May __, 1998

                                    EXHIBIT A

                             MONEY MANAGER AGREEMENT


                                             Effective Date:

                                             Termination Date:  Two years after
                                                                Effective
Attn:_______________________________________

         Re:     The Growth Stock Portfolio

Ladies and Gentlemen:

     The Growth Stock Portfolio (all of the assets of the Growth Stock Portfolio including those assets not managed by the Money Manager, hereinafter referred to as the "Portfolio") is an open-end management investment company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder.

     Sector Capital Management, L.L.C. (the "Manager") acts as the investment subadvisor of the Portfolio pursuant to the terms of an Investment Advisory Agreement, and is an "investment adviser", as that term is defined in Section 2(a)(20) of the 1940 Act, to the Portfolio. The Manager is responsible for the day-to-day management of the Portfolio and for the coordination of investments of the Portfolio's assets; however, specific portfolio purchases and sales for the Portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Trustees of the Portfolio (the "Board").

     1. APPOINTMENT AS A MONEY MANAGER. The Manager and the Portfolio hereby appoint and employ, ___________________________ (the "Money Manager") as a discretionary investment sub-subadviser to the Portfolio for that portion of the assets of the Portfolio which the Manager determines from time to time to assign to the Money Manager (those assets being referred to as the "Account").

     2. ACCEPTANCE OF APPOINTMENT: STANDARD OF PERFORMANCE. The Money Manager accepts the appointment as a discretionary investment sub-subadviser to the Portfolio and agrees to use its best professional judgment to make and implement investment decisions for the Portfolio with respect to the investments of the Account in accordance with the provisions of this Agreement.

     3. PORTFOLIO MANAGEMENT SERVICES OF THE MONEY MANAGER. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Portfolio, to determine whether to purchase and sell securities for the Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof and Exhibit A attached hereto and incorporated by this reference herein (as it may be amended in writing by the parties from time to time). In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager; the investment objectives, policies and restrictions of the Portfolio furnished pursuant to paragraph 4; and written instructions from the Manager. The Money Manager shall maintain on behalf of the Portfolio the records listed in Exhibit B attached hereto and incorporated by this reference herein (as it may be amended in writing by the parties from time to time). At the Portfolio's or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the officers of the Portfolio or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account. R. Meeder & Associates, Inc., the investment adviser to the Portfolio, will invest any cash in the Account.

     4. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Portfolio shall provide the Money Manager with a written statement of the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto as established by the Portfolio, including those set forth in its Prospectus, as amended from time to time. The Portfolio retains the right, on reasonable prior written notice to the Money Manager, from the Portfolio or the Manager, to modify in writing any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate, and the Money Manager may also rely upon, any instructions received from the Portfolio, the Manager, or both, and absent manifest error, such instructions shall be presumed reasonable.

     5. TRANSACTION PROCEDURES. All transactions will be settled by Star Bank, N.A. (the "Custodian"), or such depository or agents as may be designated by the Custodian, as custodian for the Portfolio, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise Mutual Funds Service Co. ("MFSC"), the accounting agent for the Portfolio, and confirm by facsimile all investment orders for the Portfolio placed by it with broker/dealers at the time and in the manner set forth in Exhibit A hereto. The Portfolio shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to MFSC, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

     6. ALLOCATION OF BROKERAGE. The Money Manager shall have the authority and discretion to select broker/dealers to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on which the transactions will be executed.

               A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain the best execution for the Portfolio. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to the Portfolio, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the broker/dealer selected, that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including the Portfolio, as to which the Money Manager exercises investment discretion, notwithstanding that the Portfolio may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge the Portfolio a lower commission on the particular transaction.

               B. The Portfolio shall retain the right to request that transactions involving the Account that give rise to brokerage commissions in an annual amount of up to 50% of the Money Manager's executed brokerage commissions for the Portfolio be executed through one or more broker-dealers selected by the Portfolio, which broker-dealers will allocate a portion of such commissions, in an amount mutually satisfactory to the Portfolio and the broker-dealer selected, to pay the direct expenses of the Portfolio or its feeder funds. The Money Manager may reject any request for directed brokerage that does not appear to it to be reasonable or for which it reasonably believes that best execution will not be obtained. The Money Manager shall not be liable for failure to comply with such directed brokerage threshold if it rejects any such request for directed brokerage in accordance with the immediately preceding sentence or if the Portfolio fails to make sufficient requests to enable the Money Manager to meet such threshold. The Manager and the Portfolio acknowledge that, with respect to those transactions for which the Portfolio has requested that the transaction be executed through one or more broker-dealers selected by the Portfolio, such direction may result in the Portfolio paying higher commissions than otherwise might be obtainable or receiving less favorable net prices and execution of some transactions, or both, and may result in the Money Manager's inability to aggregate trades for the Portfolio with those of the Money Manager's other clients in order to obtain volume discounts.

               C. The Portfolio agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of the Portfolio's other money managers. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer which is an "affiliated person" (as defined in the 1940 Act) of the Portfolio or of any money manager for the Portfolio without the prior written approval of the Portfolio.

     7. PROXIES. Unless the Manager gives written instructions to the contrary, the Money Manager shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested. The Money Manager shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Portfolio's investors.

     8. REPORTS TO THE MONEY MANAGER. The Portfolio and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of the Portfolio, including periodic reports concerning the Portfolio, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

     9. FEES FOR SERVICES. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid monthly at an annual rate of .25% of the Account's average daily net assets.

     10. OTHER INVESTMENT ACTIVITIES OF THE MONEY MANAGER. The Portfolio acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (the "Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Portfolio agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto. The Portfolio acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Portfolio shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

     11. LIMITATION OF LIABILITY. The Money Manager shall not be liable for, and shall be indemnified by the Portfolio for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Portfolio or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 11 shall survive the cancellation, expiration or termination of this Agreement.

     12. CONFIDENTIALITY. Subject to the right of the Money Manager and the Portfolio to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Portfolio and the actions of the Money Manager, the Manager and the Portfolio in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information. The rights and obligations that are provided for in this Paragraph 12 shall survive the cancellation, expiration or termination of this Agreement.

     13. USE OF THE MONEY MANAGER'S NAME. The Portfolio and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the feeder funds of the Portfolio or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within ____ business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Portfolio and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof.

     14. ASSIGNMENT. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and the Portfolio in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, to enable the Manager and the Portfolio to consider whether an assignment as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager or other investment adviser.

     15. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PORTFOLIO. The Portfolio represents, warrants and agrees that:

               A. The Money Manager has been duly appointed by the Board to provide investment advisory services to the Account as contemplated hereby.

               B. The Portfolio will deliver to the Money Manager a true and complete copy of its current prospectus as effective from time to time, such other documents or instruments governing the investments of the Portfolio, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

               C. The organization of the Portfolio and the conduct of the business of the Portfolio as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon the Portfolio by applicable law.

     16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF MANAGER. The Manager represents, warrants and agrees that:

               A. The Manager acts as an "investment adviser", as that term is defined in Section 2(a)(20) of the 1940 Act, to the Portfolio pursuant to an Investment Subadvisory Agreement with the Portfolio.

               B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

               C. The Manager is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF MONEY MANAGER. The Money Manager represents, warrants and agrees that:

               A. The Money Manager is registered as an "investment adviser" under the Advisers Act; or it is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in
          Section 202(a)(12) of the Advisers Act and is exempt from registration thereunder.

               B. The Money Manager will maintain, keep current and preserve on behalf of the Portfolio the records identified in Exhibit B in the manner required by such Exhibit. The Money Manager agrees that such records (other than those required by No. 4 of Exhibit B) are the property of the Portfolio and will be surrendered to the Portfolio promptly upon request.

               C. The Money Manager will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, will provide to the Portfolio a copy of the code of ethics and evidence of its adoption, and will make such reports to the Portfolio as required by Rule 17j-1 under the 1940 Act. The Money Manager has policies and procedures believed by it to be sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988 and any other applicable federal and state securities laws.

               D. The Money Manager will notify the Portfolio of any changes in the membership of its partnership or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

     18. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Portfolio, which amendment, other than amendments to Exhibits A and B, must be approved by the Board in the manner required by the 1940 Act.

     19. EFFECTIVE DATE. This Agreement shall become effective for the Portfolio on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually
(a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and in either case by a majority of the Trustees who are not parties to this Agreement or interested persons of any parties to this Agreement (other than as Trustees of the Portfolio) cast in person at a meeting called for purposes of voting on the Agreement.

     20. TERMINATION. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, upon 30 days prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

     21. APPLICABLE LAW. To the extent that state law shall not have been pre-empted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Ohio, without reference to its choice of law principles.

                                            THE GROWTH STOCK PORTFOLIO

                                            BY:____________________________
                                               Philip A. Voelker, Vice President

                                            DATE:__________________________


                                            SECTOR CAPITAL MANAGEMENT, L.L.C.

                                            BY:_____________________________
                                               William L. Gurner, President


                                            DATE:___________________________


                                            Accepted and agreed to:

                                            BY:______________________________
                                               Authorized Signatory

                                            DATE: ___________________________


EXHIBITS:         A.  Operational Procedures.
                  B.  Recordkeeping Requirements.

                                    EXHIBIT A
                                     OF THE
                             MONEY MANAGER AGREEMENT

                             OPERATIONAL PROCEDURES

     The Money Manager (the "MM") shall abide by certain rules and procedures in order to minimize operational problems. The MM will be required to have various records and files (as required by regulatory agencies) at its offices. The MM will have to maintain a certain flow of information to Mutual Funds Service Co. ("MFSC") and Star Bank, N.A. ("Star"), the accounting agent and the custodian bank, respectively, for the Portfolio.

         The MM will be required to furnish MFSC with daily information as to executed trades. MFSC should receive this data no later than 12:00 Noon Eastern Standard Time on the day after the trade (T+1). MM shall verify that such information has been received by MFSC. MFSC shall reasonably cooperate to confirm that it has received such information. The necessary information should be transmitted via facsimile machine to MFSC in the form of a daily trade authorization form signed by an authorized individual. A list of authorized persons with specimen signatures must be sent to MFSC. The authorization will contain information on which MFSC and Star can rely to either accept delivery or deliver out of the account securities as per each trade by the MM. A preprinted form will be supplied to the MM by the Portfolio. Upon receipt of brokers' confirmations, the MM or MFSC will be required to notify the other party if any differences exist. MFSC will affirm trades through DTC. The reporting of trades by the MM to MFSC must include the following:

     o    Whether Purchase or Sale

     o    Security name

     o    CUSIP Number

     o    Ticker Symbol

     o Number of shares or principal amount o Price per share or bond o Accrued interest o Commission dollars per trade, or if a net trade o Executing broker o Trade date o Settlement date

     o If security is not eligible for DTC (Purchase only), Proper Settlement Instructions

     MFSC will provide the necessary information to Star.

     When opening accounts with brokers for the Portfolio, the account should be a delivery versus payment account. No margin accounts are to be maintained. The broker should be advised to use Star's ID system number (NO. 27895), with interested party ID confirmations to NO. 71394, to facilitate the receipt of information by Star and MFSC. If this procedure is followed, DK problems will be held down to a minimum and additional costs of security trades will not become an important factor in doing business.

                                    EXHIBIT B
                                     OF THE
                             MONEY MANAGER AGREEMENT

                    RECORDS TO BE MAINTAINED BY MONEY MANAGER

1. A record of each brokerage order, and all other portfolio purchases and sales orders by the Money Manager or on behalf of the Portfolio for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker,

     B. The terms and conditions of the order, and of any modification or cancellation thereof,

     C.   The time of entry or cancellation,

     D.   The price at which executed,

     E.   The time of receipt of report of execution, and

     F. The name of the person who placed the order on behalf of the Portfolio (Rule 31a-1(b)(5) and (6) of the 1940 Act).

2. A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to brokers or dealers was made, and the division of brokerage commissions or other compensation on such purchase and sale orders. The record:

     A.   Shall include the consideration given to:

          (i)  the sale of shares of a feeder fund of the Portfolio

          (ii) the supplying of services or benefits by brokers or dealers to:

               (a)  The Portfolio,
               (b)  The Manager,
               (c)  Yourself (the Money Manager), and
               (d)  Any person other than the foregoing

          (iii) Any other considerations other than the technical qualifications of the brokers and dealers as such.

     B.   Shall show the nature of the services or benefits made available.

                               Page 1 of Exhibit B

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The identities of the persons responsible for making the determination of such allocation and such division of brokerage commissions or other compensation (Rule 31a-1(b)(9) of the 1940 Act) . *

3. A record in the form of an appropriate memorandum identifying the person or persons, committees, or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record any memorandum, recommendation, or instruction supporting or authorizing the purchase or sale of portfolio securities (Rule 31a-1(b)(10) of the 1940 Act) and such other information as is appropriate to support the authorization. **

4. Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Money Manager's transactions made with respect to the Portfolio. (Rule 31a-1(f) of the 1940 Act).

5. All accounts, books, records, or other documents that are required to be maintained pursuant to the 1940 Act, the Advisers Act, or any rule or regulation thereunder, need only be retained by the Money Manager as required under such laws, rule or regulations. Any other account, book, record or other document that is required to be maintained by the Money Manager pursuant to this Exhibit B need only be maintained for six years after the date of its creation.

* Maintained as property of the Portfolio pursuant to Rule 31a-3(a) of the 1940 Act.

** Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold), and any internal reports or portfolio manager reviews.

                               Page 2 of Exhibit B

                                    EXHIBIT B

                              OFFICERS & DIRECTORS
                     ALLIANCE CAPITAL MANAGEMENT CORPORATION

     Alliance Capital Management Corporation (ACMC) is the General Partner of and therefore controls Alliance. The directors of ACMC are listed below, together with principal executive offices of ACMC, each with their principal occupations. Unless otherwise noted, the business address of each person shown below is 1345 Avenue of the Americas, New York, New York 10105.

                                POSITION WITH ACMC, PRINCIPAL
NAME                            OCCUPATION AND OTHER INFORMATION

Dave Harrell Williams           Chairman of the Board, Chief Executive Officer
                                and Director, ACMC

Benjamin Duke Holloway          Director, ACMC; Financial Consultant

Joseph James Melone             Director, ACMC; Chairman of the Executive
1290 Avenue of the Americas     Committee, theEquitable Companies Incorporated,
New York, NY  10104             Chairman of the ExecutiveCommittee, The
                                Equitable Life Assurance Society of the United
                                States; Senior Vice President, AXA-UAP

Claude Bebear                   Director, ACMC; Chairman of the Executive Board,
23 ava Matignon                 AXA-UAP;Chairman, The Equitable Companies
Paris, France 75008             Incorporated

Denis Deverne                   Director, ACMC; Senior Vice President AXA-UAP;
23 ava Matignon                 Director, The Equitable Life Assurance Society
Paris, France 75008             of the United States

Jean-Pierre Hellebuyck          Director, ACMC; Chairman, AXA Asset Management
23 ava Matignon                 (Europe)
Paris, France 75008

Frank Savage                    Director, ACMC; Chairman, Alliance Capital
                                Management International

Luis Javier Bastida             Director, ACMC; Chief Financial Officer, Banco
Plaza San Nicholas              Bilbao Vizcaya S.A.
1-Bilbao, Spain

Edward D. Miller                Director, ACMC; President and Chief Financial
1290 Avenue of Americas         Officer, The Equitable Companies Incorporated;
New York, NY  10104             Chairman of the Board and Chief Executive
                                Officer, The Equitable Life Assurance Society of the United States

Henri de Castries               Director, ACMC; Vice Chairman, Director and
23 ava Matignon                 Senior Executive Vice President AXA-UAP; Vice
Paris, France  75008            Chairman of the Board, The Equitable Companies
                                Incorporated

Donald H. Brydon                Director, ACMC; Chief Executive Officer, AXA
                                Asset Management (Europe); Director, AXA
                                Investment Managers S.A.

Kevin C. Dolan                  Director, ACMC; Chief Executive Officer, AXA
23 ava Matignon                 Asset Management (France)
Paris, France 75008

Reba White Williams             Director, ACMC; Director, Special Projects, ACMC

Stanley B. Tullin               Director, ACMC; Executive Vice President and
                                Chief Financial Officer, The Equitable Companies
                                Incorporated; Vice Chairman and Chief Financial
                                Officer and Vice Chairman, Insurance Division,
                                The Equitable Life Assurance Society of the
                                United States

Peter D. Noris                  Director, ACMC; Executive Vice President and
1290 Avenue of the Americas     Chief Investment Officer; The Equitable Life
New York, NY  10104             Assurance Society of the United States

Robert Bruce Zoellick           Director, ACMC; John M. Olin, Professor in
3900 Wisconsin Avenue, N.W.     National Security Affairs at the U.S. Naval
Washington, D.C.                Academy

John Donato Carifa              Director, President and Chief Operating Officer,
                                ACMC

Bruce William Calvert           Director, Vice Chairman and Chief Investment
                                Officer, ACMC

Alfred Harrison                 Director, Vice Chairman, ACMC

David Ramson Brewer, Jr.        Senior Vice President, General Counsel and
                                Secretary, ACMC

Robert Henry Joseph, Jr.        Senior Vice President and Chief Financial
                                Officer, ACMC

                                   EXHIBIT C


                              OFFICERS & DIRECTORS
                        SCUDDER KEMPER INVESTMENTS, INC.

                              BUSINESS AND OTHER CONNECTIONS
NAME                          OF BOARD OF DIRCTORS OF REGISTRANT'S ADVISER

Stephen R. Beckwith           Treasurer and Chief Financial Officer, Scudder
                              Kemper Investments, Inc.**; Vice President and
                              Treasurer, Scudder Fund Accounting Corporation*;
                              Director, Scudder Stevens & Clark Corporation**;
                              Director and Chairman, Scudder Defined
                              Contribution Services, Inc.; Director and
                              President, Scudder Capital Asset Corporation;
                              Director and President, Scudder Capital Stock
                              Corporation; Director and President, Scudder
                              Capital Planning Corporation; Director and
                              President, SS&C Investment Corporation; Director and President, SIS Investment Corporation;
                              Director and President, SRV Investment
                              Corporation

Lynn S. Birdsong              Director and Vice President, Scudder Kemper
                              Investment, Inc.**; Director, Scudder, Stevens &
                              Clark (Luxembourg) S.A.#

Laurence W. Cheng             Director, Scudder Kemper Investments, Inc.**;
                              Member Corporate Executive Board, Zurich
                              Insurance Company of Switzerland; Director, ZKI
                              Holding Company

Steven Gluckstern             Director, Scudder Kemper Investments, Inc.**;
                              Member Corporate Executive Board, Zurich
                              Insurance Company of Switzerland; Director,
                              Zurich Holding Company of America

Rolf Huppi                    Director, Chairman of the Board, Scudder Kemper
                              Investments, Inc.**; Member Corporate Executive
                              Board, Zurich Insurance Company of Switzerland;
                              Director, Chairman of the Board, Zurich Holding
                              Company of America; Director, ZKI Holding
                              Corporation

Kathryn L.  Quirk             Director, Chief Legal Officer, Chief Compliance
                              Officer and Secretary, Scudder Kemper
                              Investments, Inc.**; Director, Senior Vice
                              President and Assistant Clerk, Scudder Investor
                              Services, Inc.*; Director, Vice President and
                              Secretary, Scudder Fund Accounting Corporation*;
                              Director, Vice President and Secretary, Scudder
                              Realty Holdings Corporation*; Director and
                              Assistant Clerk, Scudder Service Corporation*;
                              Director, SFA, Inc.*; Vice President, Director and Assistant Secretary, Scudder Precious Metals,
                              Inc.***; Director, Scudder, Stevens & Clark
                              Japan, Inc.###; Director, Vice President and
                              Secretary, Scudder, Stevens & Clark of Canada,
                              Ltd.***; Director, Vice President and Secretary,
                              Scudder Canada Investor Services Limited***;
                              Director, Vice President and Secretary, Scudder
                              Realty Advisers, Inc.(x); Director and Secretary,
                              Scudder, Stevens & Clark Corporation**; Director and Secretary, Scudder, Stevens & Clark Overseas
                              Corporation(oo); Director and Secretary, SFA,
                              Inc.; Director, Vice President and Secretary,
                              Scudder Defined Contribution Services, Inc.;
                              Director, Vice President and Secretary, Scudder
                              Capital Asset Corporation; Director, Vice
                              President and Secretary, Scudder Capital Stock
                              Corporation; Director, Vice President and
                              Secretary, Scudder Capital Planning Corporation;
                              Director, Vice President and Secretary, SS&C
                              Investment Corporation; Director, Vice President and Secretary, SIS Investment Corporation;
                              Director, Vice President and Secretary, SRV
                              Investment Corporation; Director, Vice President and Secretary, Scudder Brokerage Services, Inc.;
                              Director, Korea Bond Fund Management Co., Ltd.

Markus Rohrbesser             Director, Scudder Kemper Investments, Inc.**;
                              Member Corporate Executive Board, Zurich
                              Insurance Company of Switzerland; President,
                              Director, Chairman of the Board, ZKI Holding
                              Corporation

Cornelia M. Small             Vice President, Scudder Kemper Investments, Inc.**

Edmond D. Villani             Director, President, Chief Executive Officer,
                              Scudder Kemper Investments, Inc.**; Director,
                              Scudder, Stevens & Clark Japan, Inc.###;
                              President and Director, Scudder, Stevens & Clark
                              Overseas Corporation(oo); President and Director,
                              Scudder, Stevens & Clark Corporation**; Director,
                              Scudder Realty Advisors, Inc.(x); Director, IBJ
                              Global Investment Management S.A. Luxembourg,
                              Grand-Duchy of Luxembourg

*    Two International Place, Boston, MA
x    333 South Hope Street, Los Angeles, CA
**   345 Park Avenue, New York, NY
# Socjete Anonyme, 47, Boulevard Royale, L-2449 Luxembourg, R.C. Luxembourg B 34.564
***  Toronto, Ontario, Canada
oo   20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
###  1-7, Kohimachi, Chiyoda-ku, Tokyo, Japan